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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT AUDITORS'


The Board of Directors
Texas Biotechnology Corporation:

We hereby consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                           KPMG Peat Marwick LLP

Houston, Texas
May 9, 1996